UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Amendment No. 1

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act 1934

Date of Report: May 15, 2006

a21, Inc.
(Exact name of registrant as specified in its charter)
Texas (State or Other Jurisdiction of Incorporation)	000-51285 (Commission File Number)	74-2896910 (I.R.S. Employer Identification No.)

7660 Centurion Parkway, Jacksonville, Florida (Address of Principal Executive Offices)		32256 (Zip Code)

Registrant’s telephone number, including areas code: (904) 565-0066

(Former Name or Former Address, is Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On May 16, 2006, AE Acquisition Corp. (“Merger Sub”), a Delaware corporation and wholly owned subsidiary of a21, Inc. ("a21"), a Texas corporation, merged with and into ArtSelect, Inc., a Delaware corporation ("ASI") pursuant to a merger agreement dated May 15, 2006 by and among a21, Merger Sub, ASI, the common and preferred stockholders of ASI . Pursuant to the terms of the Merger Agreement, ASI became a wholly owned subsidiary of a21. ASI supplies home and office framed and unframed wall décor to retailers, catalogers, membership organizations, and consumers through both online and traditional retail and wholesale distribution channels (the “Business”). A21 filed a Current Report on Form 8-K on May 19, 2006 in connection with the above referenced transaction. Item 9 of that Current Report is hereby amended and restated in its entirety as set forth below to include the financial statements and pro forma information required by Item 9 of Form 8-K.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Independent Auditors’ Report of KPMG LLP dated February 13, 2006; Audited balance sheets of ASI as of December 31, 2005 and 2004; audited statements of operations, statements of stockholders’ deficit and statements of cash flows for the years then ended; unaudited balance sheet as of March 31, 2006; unaudited statements of operations and statements of cash flows for the three months ended March 31, 2006 and 2005. Items described here under (a) are attached hereto as Exhibit 99.3.

(b) Combined proforma financial information of a21 and ASI as of and for the year ended December 31, 2005 giving effect to the financing and acquisition as if they occurred on January 1, 2005 including proforma statement of operations and balance sheet; combined proforma financial information of a21 and ASI as of and for the three months ended March 31, 2006 giving effect to the financing and acquisition as if they occurred on January 1, 2006 including proforma statement of operations and balance sheet. Items described here under (b) are attached hereto as Exhibit 99.4.

(c) Not applicable.

(d) Exhibits

Exhibit Number	Description
3.1	Series A Preferred Stock Designation*
4.1	Form of Promissory Note dated May 15, 2006 by and among a21, ASI and each of the persons listed on Exhibit I to the Merger Agreement*
4.2	Form of Warrant dated May 15, 2006 between a21 and each of the persons listed on Exhibit I to the Merger Agreement*
10.1
Merger Agreement dated May 15, 2006, by and among a21, Inc., AE Acquisition Corp., ArtSelect, Inc., and the common and preferred stockholders of ArtSelect listed on Schedule I thereto and Udi Toledano as stockholder representative*

10.2	Guaranty of a21 in favor of the holders of the Promissory Notes dated May 15, 2006*
10.3	Form of Exchange Agreement dated May 15, 2006*
23.1	Consent of Independent Registered Public Accounting Firm
99.1	Press Release dated May 16, 2006*
99.2
Independent Auditors’ Report of KPMG LLP dated February 13, 2006; Audited balance sheets of ASI as of December 31, 2005 and 2004; audited statements of operations, statements of stockholders’ deficit and statements of cash flows for the years then ended; unaudited balance sheet as of March 31, 2006; unaudited statements of operations and statements of cash flows for the three months ended March 31, 2006 and 2005.

99.3
Combined proforma financial information of a21 and ASI as of and for the year ended December 31, 2005 giving effect to the financing and acquisition as if they occurred on January 1, 2005 including proforma statement of operations and balance sheet; combined proforma financial information of a21 and ASI as of and for the three months ended March 31, 2006 giving effect to the financing and acquisition as if they occurred on January 1, 2006 including proforma statement of operations and balance sheet.

* Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

a21, INC.

By:	/s/ Albert H. Pleus
Albert H. Pleus
Chief Executive Officer

Dated: June 7, 2006

EXHIBIT INDEX

Exhibit Number	Description
3.1	Series A Preferred Stock Designation*
4.1	Form of Promissory Note dated May 15, 2006 by and among a21, ASI and each of the persons listed on Exhibit I to the Merger Agreement*
4.2	Form of Warrant dated May 15, 2006 between a21 and each of the persons listed on Exhibit I to the Merger Agreement*
10.1
Merger Agreement dated May 15, 2006, by and among a21, Inc., AE Acquisition Corp., ArtSelect, Inc., and the common and preferred stockholders of ArtSelect listed on Schedule I thereto and Udi Toledano as stockholder representative*

10.2	Guaranty of a21 in favor of the holders of the Promissory Notes dated May 15, 2006*
10.3	Form of Exchange Agreement dated May 15, 2006*
23.1	Consent of Independent Registered Public Accounting Firm
99.1	Press Release dated May 16, 2006*
99.2
Independent Auditors’ Report of KPMG LLP dated February 13, 2006; Audited balance sheets of ASI as of December 31, 2005 and 2004; audited statements of operations, statements of stockholders’ deficit and statements of cash flows for the years then ended; unaudited balance sheet as of March 31, 2006; unaudited statements of operations and statements of cash flows for the three months ended March 31, 2006 and 2005.

99.3
Combined proforma financial information of a21 and ASI as of and for the year ended December 31, 2005 giving effect to the financing and acquisition as if they occurred on January 1, 2005 including proforma statement of operations and balance sheet; combined proforma financial information of a21 and ASI as of and for the three months ended March 31, 2006 giving effect to the financing and acquisition as if they occurred on January 1, 2006 including proforma statement of operations and balance sheet.

* Previously filed.